SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2003

                       STERLING CONSTRUCTION COMPANY, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                      0-19450                   25-1655321
  (State or other jurisdiction of   (Commission file number)       (IRS Employer
           Incorporation)                                    Identification No.)

           2751 Centerville Road Suite 3131
                 Wilmington, Delaware                            19803
       (Address of principal executive offices)                (Zip code)

                                 (817) 416-0717
              (Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition

On August 14, 2003 Sterling Construction Company, Inc. issued a press release announcing the results of operations for its first quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 14, 2003            STERLING CONSTRUCTION COMPANY, INC.

                                    By:   /s/  Maarten D. Hemsley
                                          -----------------------
                                          Maarten D. Hemsley
                                          Chief Financial Officer

                                INDEX TO EXHIBITS

99.1     STERLING CONSTRUCTION COMPANY, INC. ANNOUNCES SECOND QUARTER RESULTS